SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2003

Kaydon Corporation
(Exact name of Registrant as specified in its charter)

Delaware	0-12640	13-3186040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

315 East Eisenhower Parkway, Suite 300
Ann Arbor, MI 48108
(Address of principal executive offices)

Registrant’s telephone number, including area code: (734) 747-7025

Not Applicable
(Former name or former address, if changed since last report)

SIGNATURES
EXHIBIT INDEX
Press Release Dated March 31, 2003

ITEM 7.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits

Exhibit No.	Description

99	Press Release, dated March 31, 2003

ITEM 9.	REGULATION FD DISCLOSURE.

     On March 31, 2003, the Registrant issued a press release summarizing the remarks of President and Chief Executive Officer Brian P. Campbell which were made at the Deutsche Bank Basic Industries conference held in New York City on that date. The press release is attached hereto as Exhibit 99 and is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 31, 2003	KAYDON CORPORATION

/S/ KENNETH W. CRAWFORD
	By:	Kenneth W. Crawford
Vice President and Corporate Controller
(Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

99	Press Release, dated March 31, 2003